NOMURA PARTNERS FUNDS, INC.

THE HIGH YIELD FUND

SUPPLEMENT DATED DECEMBER 11, 2014

TO THE PROSPECTUS DATED JANUARY 28, 2014

This Supplement provides new and additional information beyond that which is contained in the Prospectus, and any supplements thereto. Please keep this Supplement and read it together with the Prospectus dated January 28, 2014, and other supplements.

The shareholders of the High Yield Fund (the “Existing Fund”), a series of the Nomura Partners Funds, Inc. (the “Corporation”), approved an Agreement and Plan of Reorganization that permitted the tax-free merger of the Existing Fund into the Nomura High Yield Fund (the “New Fund”), a new series of The Advisors’ Inner Circle Fund III. The boards of directors of both funds had previously approved the merger. The closing took place on December 8, 2014.

At the closing, the Corporation transferred all of the assets and specified liabilities of the Existing Fund (NPHAX, NPHCX, HPHIX) to the New Fund (NPHIX), at which time the Existing Fund shareholders became shareholders of the New Fund and the Existing Fund was thereafter liquidated.

INVESTMENT COMPANY ACT FILE NO: 811-01090